Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER UNDER 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

I, A. Stone Douglass, the Chief Executive Officer of Orange 21 Inc. (the “Company”), certify for the purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,

(i) the Annual Report of the Company on Form 10-K for the year ended December 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2010

By:	/s/ A. Stone Douglass
A. Stone Douglass
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)